UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2016

SILVER RUN ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37697	47-5381253
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

1000 Louisiana Street, Suite 1450 Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

(713) 357-1400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

On February 29, 2016, Silver Run Acquisition Corporation (the “Company”) consummated its initial public offering (“IPO”) of 50,000,000 units (the “Units”), including the issuance of 5,000,000 Units as a result of the underwriters’ partial exercise of their over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one-third of one warrant of the Company (“Warrant”), each whole Warrant entitling the holder thereof to purchase one whole share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $500,000,000.

Simultaneously with the closing of the IPO, the Company completed the private sale of 8,000,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant, to the Company’s sponsor, Silver Run Sponsor, LLC (the “Sponsor”), generating gross proceeds to the Company of $12,000,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Sponsor or its permitted transferees.

A total of $500,000,000, comprised of $490,000,000 of the proceeds from the IPO, including approximately $17,500,000 of the underwriters’ deferred discount, and $10,000,000 of the proceeds of the sale of the Private Placement Warrants, were placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the proceeds from the IPO will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s amended and restated certificate of incorporation to modify the substance or timing of its obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO and (iii) the redemption of all of the Company’s public shares if it is unable to complete its business combination within 24 months from the closing of the IPO, subject to applicable law.

In connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Company registration statement (File No. 333-209140):

•                                          An Amended and Restated Certificate of Incorporation of Silver Run Acquisition Corporation, effective February 23, 2016.

•                                          An Underwriting Agreement, dated February 23, 2016, among the Company, Deutsche Bank Securities, Inc., Citigroup Global Markets Inc. and Goldman, Sachs & Co., as representatives of the several underwriters.

•                                          A Warrant Agreement, dated February 23, 2016, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•                                          A Letter Agreement, dated February 23, 2016, among the Company, its officers and directors and the Sponsor.

•                                          An Investment Management Trust Agreement, dated February 23, 2016, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•                                          A Registration Rights Agreement, dated February 23, 2016, among the Company, the Sponsor and certain other security holders named therein.

•                                          An Administrative Support Agreement, dated February 23, 2016, between the Company and Riverstone Equity Partners LP.

•                                          A Sponsor Warrants Purchase Agreement, dated February 23, 2016, between the Company and the Sponsor.

•                                          An Indemnity Agreement, dated February 29, 2016, between the Company and Mark G. Papa.

•                                          An Indemnity Agreement, dated February 29, 2016, between the Company and Thomas J. Walker.

•                                          An Indemnity Agreement, dated February 29, 2016, between the Company and Stephen S. Coats.

•                                          An Indemnity Agreement, dated February 29, 2016, between the Company and William D. Gutermuth.

•                                          An Indemnity Agreement, dated February 29, 2016, between the Company and Jeffrey H. Tepper.

•                                          An Indemnity Agreement, dated February 29, 2016, between the Company and Diana J. Walters.

On February 23, 2016, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO. On February 29, 2016, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO and the partial exercise of the underwriters’ over-allotment option.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

1.1

Underwriting Agreement, dated February 23, 2016, among the Company, Deutsche Bank Securities Inc., Citigroup Global Markets Inc. and Goldman, Sachs & Co., as representatives of the several underwriters.

3.1	Amended and Restated Certificate of Incorporation.

4.4	Warrant Agreement, dated February 23, 2016, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated February 23, 2016, among the Company, its officers and directors and Silver Run Sponsor, LLC.

10.2	Investment Management Trust Agreement, dated February 23, 2016, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated February 23, 2016, among the Company, Silver Run Sponsor, LLC and certain other security holders named therein.

10.4	Administrative Support Agreement, dated February 23, 2016, between the Company and Riverstone Equity Partners LP.

10.5	Sponsor Warrants Purchase Agreement, dated February 23, 2016, between the Company and Silver Run Sponsor, LLC.

10.6	Indemnity Agreement, dated February 29, 2016, between the Company and Mark G. Papa.

10.7	Indemnity Agreement, dated February 29, 2016, between the Company and Thomas J. Walker.

10.8	Indemnity Agreement, dated February 29, 2016, between the Company and Stephen S. Coats.

10.9	Indemnity Agreement, dated February 29, 2016, between the Company and William D. Gutermuth.

10.10	Indemnity Agreement, dated February 29, 2016, between the Company and Jeffrey H. Tepper.

10.11	Indemnity Agreement, dated February 29, 2016, between the Company and Diana J. Walters.

99.1	Press Release, dated February 23, 2016.

99.2	Press Release, dated February 29, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Silver Run Acquisition Corporation

Date: February 29, 2016	By:	/s/ Thomas J. Walker
	Name:	Thomas J. Walker
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

1.1

Underwriting Agreement, dated February 23, 2016, among the Company, Deutsche Bank Securities Inc., Citigroup Global Markets Inc. and Goldman, Sachs & Co., as representatives of the several underwriters.

3.1	Amended and Restated Certificate of Incorporation

4.4	Warrant Agreement, dated February 23, 2016, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated February 23, 2016, among the Company, its officers and directors and Silver Run Sponsor, LLC.

10.2	Investment Management Trust Agreement, dated February 23, 2016, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated February 23, 2016, among the Company, Silver Run Sponsor, LLC and certain other security holders named therein.

10.4	Administrative Support Agreement, dated February 23, 2016, between the Company and Riverstone Equity Partners LP.

10.5	Sponsor Warrants Purchase Agreement, dated February 23, 2016, between the Company and Silver Run Sponsor, LLC.

10.6	Indemnity Agreement, dated February 29, 2016, between the Company and Mark G. Papa.

10.7	Indemnity Agreement, dated February 29, 2016, between the Company and Thomas J. Walker.

10.8	Indemnity Agreement, dated February 29, 2016, between the Company and Stephen S. Coats.

10.9	Indemnity Agreement, dated February 29, 2016, between the Company and William D. Gutermuth.

10.10	Indemnity Agreement, dated February 29, 2016, between the Company and Jeffrey H. Tepper.

10.11	Indemnity Agreement, dated February 29, 2016, between the Company and Diana J. Walters.

99.1	Press Release, dated February 23, 2016.

99.2	Press Release, dated February 29, 2016.